UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	July 12, 2016

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On July 12, 2016, The Procter & Gamble Company (NYSE:PG)(the "Company") announced that its Board of Directors declared a quarterly dividend of $0.6695 per share on the Common Stock and on the Series A and Series B ESOP Convertible Class A Preferred Stock of the Company, payable on or after August 15, 2016, to Common Stock shareholders of record at the close of business on July 22, 2016, and to Series A and Series B Preferred Stock shareholders of record at the start of business on July 22, 2016.

The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	News Release by The Procter & Gamble Company dated July 12, 2016

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE PROCTER & GAMBLE COMPANY

                                                        BY:  /s/ Susan S. Whaley
                                                              Susan S. Whaley
                                                              Assistant Secretary
                                                              July 12, 2016

INDEX TO EXHIBIT(S)

Exhibit Number	Description
99.1	News Release by The Procter & Gamble Company dated July 12, 2016